SECURITIES ACT FILE NO. 811-10223


                           PILGRIM SENIOR INCOME FUND

                        SUPPLEMENT DATED NOVEMBER 1, 2001
                      TO THE PROSPECTUS DATED APRIL 2, 2001

         ADOPTION OF MONTHLY REDEMPTIONS FOR PILGRIM SENIOR INCOME FUND

On October 17, 2001, Pilgrim Senior Income Fund obtained authority from the Securities and Exchange Commission to allow the Fund to offer monthly redemptions of its shares, instead of the present quarterly redemptions. The final quarterly redemption will be for the month of November 2001, and monthly redemptions will begin in December 2001.

As a result of this change, the Prospectus of the Fund dated April 2, 2001 is amended as follows:

1. The section on page 4 entitled "Description of the Fund - Repurchase Offers" under Prospectus Summary is replaced with the following:

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its Common Shares on a monthly basis. This is a fundamental policy that cannot be changed without shareholder approval. The Fund currently anticipates offerings to repurchase 5% each month. The Fund may not repurchase more than 25% in any calendar quarter. Other than these monthly repurchases, no market for the Fund's Common Shares is expected to exist. Applicable early withdrawal charges ("EWC") will be imposed on repurchased Class B and Class C Common Shares. See "Repurchase Offers" at page 24 for important information relating to the acceptance of Fund offers to repurchase Common Shares.

2. The section on page 5 entitled "Risk Factors and Special Considerations - Limited Liquidity for Investors" under Prospectus Summary is replaced with the following:

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See "Repurchase Offers" on page 24.

3. The section on page 13 entitled "Limited Liquidity for Investors" under Risk Factors and Special Considerations is replaced with the following:

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See "Repurchase Offers" on page 24.
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4. The first three paragraphs on page 24 of the introduction to the section entitled "Repurchase Offers" under the Shareholder Guide are replaced with the following:

     As a fundamental policy, which may not be changed without shareholder approval, the Fund will offer shareholders the opportunity to redeem their Common Shares on a monthly basis. The dates by which repurchase offers must be accepted (the "Repurchase Request Deadline") will be 8:00 p.m. Eastern Time on the 10th business day of each month.

     The Fund is required to offer to repurchase between 5% and 25% of its Common Shares with each repurchase offer, and under normal market conditions the Board of Trustees expects to authorize a 5% offer. The Fund may not repurchase more than 25% of its Common Shares during any calendar quarter. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline. Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 1-800-992-0180.

     At least 7 and no more than 14 days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder setting forth (a) the number of Common Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.